PEOPLES TELEPHONE COMPANY

                  1987 NON-QUALIFIED STOCK OPTION PLAN

      1. Purpose. The purpose of this Non-Qualified Stock Option Plan (the "Plan") is to further the best interests of PEOPLES TELEPHONE COMPANY and its subsidiaries (the "Company") by encouraging directors, officers and employees of the Company to acquire a proprietary stake in the Company and its future growth. It is the view of the Company that it may achieve this goal by granting stock options.

     2. Option Shares. 150,000 shares of the Common Stock of the Company, par value $.01 per share (the "Stock"), are hereby reserved for issuance upon the exercise of the stock options granted under the Plan (the "Options"). The Stock may be issued pursuant to such Options either from the Company's authorized but unissued Stock or from the Company's issued but not outstanding Stock (treasury stock). Should any Options granted hereunder not be exercised in the time allowed for such exercise, the shares of Stock relating to such lapsed Options shall be available for issuance pursuant to Options subsequently granted under the Plan.

     3. Administration of this Plan. This Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"). The Committee may exercise any and all of the powers and functions of the Company's Board of Directors pursuant to this Plan as described herein.

          Subject to the provisions of the Plan, the Committee shall have authority to (i) adopt, amend and rescind its rules, regulations and procedures as it deems advisable in the administration of the Plan, (ii) construe and interpret the Plan and (iii) the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final, conclusive and binding on all persons holding an Option granted pursuant to the Plan ("Optionees").

          Neither the Committee nor any member thereof shall be liable for any action or determination take or made in good faith with respect to the Plan or any Option granted thereunder.

     4. Eligibility. All directors, officers and employees of the Company designated by the Committee shall be eligible to receive Options under the Plan.

     5. Grant of Options. In making its selection of those eligible to receive Options and determining the number of shares to be granted pursuant to each Option, the Committee may consider any factors that it may, in its sole discretion, deem relevant. Each grant of an Option pursuant to this Plan shall be made within ten (10) years from the date of adoption of this Plan by the Company's Board of Directors (the "Adoption Date"). Each grant of an Option pursuant to this Plan shall be made upon such terms and conditions as may be determined by the Committee at the time of grant, subject to the terms, conditions and limitation set forth in this Plan.

     6. Option Price. The purchase price per share of Stock placed under an Option pursuant to this Plan (the "Option Price") shall be determined by the Committee, but in no event may such price be below the fair market value of such Stock on the business day immediately preceding the date of the grant. The Committee shall determine or adopt rules to determine such fair market value.

     7. Duration of Option. An Option granted hereunder shall be effective (hereinafter called the "Option Period") upon the date it is granted, and shall continue until the later of (i) a date set by the Committee at the time of grant or (ii) ten years after the date of grant. In addition, and in limitation of the above, the Option Period of any Option shall terminate 30 days after the termination of the Optionee's employment by the Company for any reason, except the death or disability of the Optionee. In the event of the termination of employment due to the death or disability o the Optionee, the Option Period of the Option held by him upon the date of such termination shall terminate upon the earlier of (a) six months after the date of the Optionee's death or termination due to disability, as the case may be, or (b) the date of termination of such Option determined by the first sentence of this Section. In the event of termination of an Optionee's employment due to the death of the Optionee, such Optionee's Options may be exercised during such six month period by his estate or by the person who acquired the right to exercise such Options through bequest or inheritance.

     8. Nontransferability of Options. No Option granted pursuant to this Plan may be transferred by any Optionee otherwise than by will or by the laws of descent and distribution; further, during the lifetime of any Optionee, Options granted hereunder may be exercised only by such Optionee.

     9. Termination of the Plan. This Plan shall terminate upon the close of business ten (10) years from the Adoption Date unless it shall gave been sooner terminated by reason of there having been granted and fully exercised Options covering the entire 150,000 shares of Stock subject to this Plan. Upon such termination, no further Options may be granted hereunder. If, after termination of this Plan as provided above, there are outstanding Options which have not been fully exercised, such Options shall remain in effect in accordance with their terms and shall remain subject to the terms of this Plan.

     10. Exercise of Options. An Option granted pursuant to this Plan shall be exercisable at any time within the Option Period, subject to the terms and conditions of such Option. Exercise of any Option shall be made by the delivery, during the period that such Option shall be made by the delivery, during the period that such Option is exercisable, to the Company, in person or by mail, of (i) written notice from the Optionee and (ii) the payment of the aggregate purchase price of all shares as to which such Option is then exercised and the payment of any required federal income tax withholding. Such aggregate purchase price shall be paid to the Company in cash, Stock or any other class of equity securities of the Company (such Stock and other class of equity securities of the Company are hereinafter collectively referred to as the "Company Stock"), or in a combination of cash or Company Stock at the time of exercise.

          There may not, however, be any payment by an Optionee of the exercise price in whole or in part with shares of Company Stock at a time when the Company is Insolvent (as hereinafter defined) or when such payment would make the Company Insolvent, or as such payment may otherwise be prohibited by any applicable state or Federal statute, rule or regulation, or any rule or regulation of any stock exchange upon which Company Stock is traded, or if Company Stock is traded on a recognized stock quotation service, which may be the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), any rule or regulation of NASDAQ. For purposes of this Plan, "Insolvent" shall mean the inability of the Company to pay it debts as they become due in the usual course of its business. Company Stock utilized in full or partial payment of the exercise price shall be valued at fair market value on the date of exercise of the Option. The Committee shall determine or enact rules to determine the fair market value of any Company Stock.

          Notwithstanding anything to the contrary contained herein, no written notice shall be effective under this Section 10 unless it requests the exercise of Options for one hundred (100) shares or an integral multiple thereof; except to the extent necessary to make full exercise of the Options in the event that only an odd lot remains. Upon the exercise of an Option in compliance with the provisions of this Section, and upon the receipt by the Company of the payment for the Stock so taken up, the Company shall (i) deliver or cause to be delivered to the Optionee so exercising his Option a certificate or certificates for the number of shares of Stock with respect to which the Option is so exercised any payment is so made, and (ii( register or cause such shares to be registered in the name of the exercising Optionee.

          The Committee may impose additional conditions upon the right of an Optionee to exercise an Option granted hereunder if such conditions are not inconsistent with the terms of this Plan.

          Upon exercise of an Option, the Committee may permit the issuance of Stock prior to its full payment if satisfactory arrangements are made for its prompt sale and for an escrow or similar arrangement with a financial institution or brokerage house for payment to the Company of the full purchase price of the Option.

     11.  Stock Appreciation Rights.

          (a) The Committee, in its discretion, may at the time of exercise of an Option, in conjunction with all or part of any Option granted under the Plan, permit an Optionee to exercise the Option in an alternative manner based on the appreciated value of the common stock subject to the Option (hereinafter referred to as a "Stock Appreciation Right"); provided, however, that the final Committee approval is needed in order to exercise a Stock Appreciation Right.

          (b) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive, at the option of the Committee, either (i) cash equal to the "current value of the option" or (ii) the number of shares equal to the "current value of the option" divided by the fair market value of one share of stock on the date of exercise over the option price per share specified in the related option, multiplied by the number of shares with respect to which the Stock Appreciation Rights are being exercised. The fair market value of the stock shall be deemed to be the closing price of the Company's common stock reported in the Over-the-Counter market or, in the event no sale of the Company's stock shall have been reported on that day, the closing price for the Company's stock on the next preceding day when such stock as determined by the Committee in its discretion. The date of exercise shall be deemed to be the day the Secretary of the Company receives written notice to exercise the Option.

          (c) The Optionee may express his desire to exercise his Option in the form of Stock Appreciation Rights by his delivering written notice of exercise to the Secretary of the Company stating such desire. Upon the Secretary's receipt of the notice of exercise, the Committee shall have thirty (30) days to mail to the Optionee its written approval or disapproval of the exercise of the Stock Appreciation Right. The Committee's decision to approve or disapprove the exercise shall be final and binding upon all concerned. In the event the Committee's written decision on the exercise if not mailed to the Optionee within thirty (30) days after delivery to the Secretary of the notice of exercise, the Optionee shall be entitled to receive the number of shares determined pursuant to Section 11(b) hereof. In the event the Committee disapproves the exercise of the Stock Appreciation Right, the Optionee shall have all rights pursuant to this Plan with respect to the exercisable shares as if the Optionee had not exercised the Stock Appreciation Right.

          In the event the term of the Option has lapsed during the Committee's thirty (30) day review period described in this Section 11(c) and the Committee disapproves the exercise of the Stock Appreciation Right, the Optionee shall be entitled to an additional thirty (30) day period, beginning from the date he receives notice of the Committee's disapproval, within which to purchase the shares related to the disapproved Stock Appreciation Right by paying the Option Price of such shares to the Company; provided, however, the thirty (30) day period shall not extend beyond the period specified in Section 7 hereof.

          (d) Upon the exercise and Committee approval of Stock Appreciation Rights, the Option or part thereof to which such Stock Appreciation Rights is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of common stock to be issued under the Plan as set forth in Section 2 hereof and for purposes of the limitation of the number of shares of common stock to be issued under the Plan as set forth in Section 2 hereof and for purposes of the limitation of the number of shares of common stock to be issued pursuant to that Option.

     12. Controlling Terms. Options granted pursuant hereto may include conditions that are more (but not less) restrictive to the Optionee than the conditions contained herein and, in such event, the more restrictive conditions shall apply.

     13. Purchase of Stock for Investment. Unless the Options and shares covered by the Plan have been registered under the Securities Act 1933, as amended (the "Securities Act"), pursuant to a registration statement filed with the Securities and Exchange Commission and any other applicable regulatory agency, or the Company has determined that such registration is unnecessary, each Optionee exercising an Option under the Plan may be required by the Company
(i) to give a
representation in writing that such shares are being acquired for the Optionee's own account and not for the account or beneficial interest of any other person or entity, and that such shares of Stock shall be acquired for the Optionee's own investment and not with a view to or for resale in connection with the distribution of al or any part thereof; (ii) to represent and acknowledge that he is a sophisticated investor by virtue of his education, learning and other investments and that he is knowledgeable and experienced in business and financial matters and with respect to the business of the Company, in particular; (iii) to represent and acknowledge that he has been furnished or has otherwise obtained all information necessary to enable him to evaluate the merits and risks of an investment in the shares of Stock and that he has had access to any and all information he desires to enable him to evaluate the risks and merits of an investment in the shares of Stock; and (iv) to covenant and agree to restrictions governing the time and circumstances of disposition of the shares of Stock being acquired by such exercise. In the event that the Company requires any such representation or covenant, any shares of Stock so acquired will bear an appropriate legend to signify the restrictions on such shares under the applicable securities laws and that "stop-transfer" instructions will be given to eh Company's registrar and transfer agent. To the extent necessary to comply with the securities laws, regulations or orders of the Untied States or any state, the Committee may, as a condition precedent to the exercise of an Option, require the Optionee (or the legal representatives, legatees or distributees, in the event of the Optionee's death or disability) to covenant and agree to any other restrictions which the Committee believes to be necessary or advisable to comply with any such laws, regulations or orders, including but not limited to restrictions governing the time and circumstances of disposition of the shares being acquired by exercise of such Option.

     14. Requirements of Law. If any law, regulation or order of the Untied States Securities and Exchange Commission, or of any other commission or agency having jurisdiction, shall require the Company or the exercising Optionee to take any action with respect to the shares of Stock acquired by the exercise of an Option, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the shares of Stock shall be postponed until full compliance has been made with all such requirements of law or regulation. Further, in the event that the Company shall determine that, in compliance with the Securities Act or any other applicable statute or regulation, it is necessary to register any of the shares of Stock with respect to which an exercise of an Option has been made, or to qualify any such shares for exemption from any of the requirements of the Securities Act or such other applicable statute or regulations, then the Company shall take such action at its own expense, but not until such an action has been completed shall the Option shares be delivered to the exercising Optionee. Further, in the event that the time of exercise of the Option the shares of Stock shall be listed on any stock exchange, then if required by law or the exchange to do so, the Company shall register the Option shares of Stock with respect to which exercise is so made in accordance with the provisions of the Securities Act, any other applicable law or regulation or any rules or regulations of any such exchange, and the Company shall make prompt application for the listing of Option shares on such exchange at the expense of the Company.

      15. No Exchange Act Registration Obligation. Notwithstanding any other provision contained herein, the Company shall have no obligation to be registered under the Securities and Exchange Act of 1934 (the "Exchange Act"), to continue any such registration or to be current in this reporting obligations under the Exchange Act.

     16. No Rights Conferred upon Granting of Options. The Optionee shall not have any rights as a shareholder of the Company with respect to any shares of Stock prior to the date of issuance to the Optionee of the certificate or certificates for such shares. Neither the Plan nor the Option confer on the Optionee any right to be employed by the Company.

     17. Adjustments. In the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination, exchange of shares or stock dividend of the Stock or shares convertible into the Stock or similar corporate action, the number and class of shares of Stock available pursuant to this Plan and any Options granted pursuant to this Plan, together with the Option Prices, shall be adjusted by appropriate modifications in this Plan and in any Options outstanding pursuant to this Plan. Any such adjustment to the Plan or to Options or Option Prices shall be made by notice of the Company's Board of Directors, whose determination shall be conclusive.

     18. Amendment or Discontinuance of this Plan. The Company's Board of Directors may amend, suspend or discontinue that Plan at any time without restriction; provided, however, that such Board may not alter or amend or discontinue or revoke or otherwise impair any outstanding Options that have been granted pursuant tot this Plan and remain unexercised, except as provided in
Section 16 above, or except in the event that there is secured the written consent of the holder of the outstanding Option proposed to be so altered or amended. Nothing contained in this Section, however, shall in any way extend the Option Period of any outstanding Option by an amendment, suspension or discontinuance of the Plan.

          In addition, notwithstanding any other provision in the Plan, in the event of a change in any Federal or state law or regulation which would make the exercise of all or part of an existing Option unlawful or subject the Company to a penalty, the Company's Board of Directors may restrict such exercise without the consent of the Optionee or other holder thereof in order to comply with such law or regulation or to avoid such penalty.

     19. Liquidation of the Company. In the event of the complete liquidation or dissolution of the Company, other than as an incident to a merger, reorganization or other adjustment referred to in Section 16 above, any Options granted pursuant to this Plan and remaining unexercised shall be deemed cancelled without regard to or without being limited by any other provisions of this Plan.

     20. Unsecured Obligation. Optionees shall not have any interest in any fund or special asset of the Company by reason of the Plan. No trust fund shall be created in connection with the Plan or any award thereunder, and there shall be no required funding of amounts which may become payable to any Optionee.

     21. Governing Law. The Plan shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

     22. Compliance with Rule 16b-3. It is the intent of the Committee that all Options granted hereunder comply with the applicable provision of Rule 16b-3 of the Securities and Exchange Commission as presently in effect and as amended from time to time. Therefore, this Plan may be amended in any manner deemed by the Committee necessary or desirable to meet any provision or condition of Rule 16-3. Additionally, the Committee shall grant all Options in such a manner as to comply with the applicable requirements of Rule 16b-3.

     23. Approval. This Plan shall be adopted by the Company's Board of Directors and approved by a majority of the shareholders of the Company.

                     PEOPLES TELEPHONE COMPANY, INC.

                  1987 NON-QUALIFIED STOCK OPTION PLAN

                        FIRST AMENDMENT TO PLAN

     The Peoples Telephone Company, Inc. 1987 Non-Qualified Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   The first sentence of Section 2 of the Plan is amended to read:

          "350,000 shares of the Common Stock of the Company, par value
          $.01 per share (the "Stock"), are hereby reserved for issuance upon the exercise of stock options granted under the Plan (the "Options")."

                     PEOPLES TELEPHONE COMPANY, INC.

                  1987 NON-QUALIFIED STOCK OPTION PLAN

                        SECOND AMENDMENT TO PLAN

     The Peoples Telephone Company, Inc. 1987 Non-Qualified Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   The first sentence of Section 2 of the Plan is amended to read:

          "700,000 shares of the Common Stock of the Company, par value
          $.01 per share (the "Stock"), are hereby reserved for issuance upon the exercise of stock options granted under the Plan (the "Options")."

                                PROPOSED

                     PEOPLES TELEPHONE COMPANY, INC.

                  1987 NON-QUALIFIED STOCK OPTION PLAN

                        THIRD AMENDMENT TO PLAN

     The Peoples Telephone Company, Inc. 1987 Non-Qualified Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   The first sentence of Section 2 of the Plan is amended to read:

          "1,200,000 shares of the Common Stock of the Company, par value
          $.01 per share (the "Stock"), are hereby reserved for issuance upon the exercise of stock options granted under the Plan (the "Options")."

                                 PROPOSED

                      PEOPLES TELEPHONE COMPANY, INC.

                   1987 NON-QUALIFIED STOCK OPTION PLAN

                         FOURTH AMENDMENT TO PLAN

     The Peoples Telephone Company, Inc. 1987 Non-Qualified Stock Option Plan (the "Plan") is hereby proposed as follows:

     1.   The first sentence of Section 2 of the Plan is proposed to read:

          "1,400,000 shares of the Common Stock of the Company, par value
          $.01 per share (the "Stock"), are hereby reserved for issuance upon the exercise of stock options granted under the Plan (the "Options")."